UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2015

Neah Power Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22118 20th Avenue SE, Suite 142 Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information About Forward-Looking Statements

This Current Report on Form 8-K of contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." Neah Power Systems, Inc.’s financial and operational results reflected herein should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this Current Report on Form 8-K, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

Item 1.01  Entry into a Material Definitive Agreement

Item 2.01  Completion of Acquisition or Disposition of Assets

Effective March 4, 2015 Neah Power Systems Inc. (“Neah Power”), entered into an amendment of the definitive agreement to acquire 100% of the outstanding shares of Shorai, Inc. (“Shorai”), a lithium ion battery company, by way of mergers with Neah Power subsidiaries. The amendment allows for a 45 day extension of the agreement and amends the date by which the company would make a $1,000,000 cash payment and close the merger transaction from February 28, 2015 to April 15, 2015.  Neah Power is currently evaluating proposals to obtain the investment funds necessary to consummate this transaction.

The form Amendment to Agreement and Plan of Merger of Shorai, Inc. and Neah Power Systems, Inc. are filed herewith as Exhibit 10.1

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 4, 2015, Neah Power Systems, Inc. received notice of acceptance of its February 6, 2015 filing of Amendment to Certificate of Designation with the Nevada Secretary of State.  The amendment states the total number of authorized shares of the Company’s Series B Preferred Stock to be 3,500,000 shares, par value $0.001 per share.  A copy of the Amendment to Certificate of Designation is included as an exhibit to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
3.1	Ammendment to Certificate of Designation of Series B Preferred Stock
10.1	Merger Amendment Agreement and Plan of Merger of Shorai Inc. and Neah Power Systems, Inc. with an effective date of March 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neah Power Systems, Inc.

By:	/s/ David Schmidt
David Schmidt
Acting Principal Financial Officer

Date: March 5, 2015